UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 3, 2014

Platform Specialty Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Platform Specialty Products Corporation (“Platform”) with the Securities and Exchange Commission (the “SEC”) on November 3, 2014 (the “Original Form 8-K”).

Item 8.01  Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on October 21, 2014 by Platform, Platform entered into a Share Purchase Agreement with Nalozo S.à.r.l., pursuant to which Platform agreed to acquire Arysta LifeScience Limited for approximately $3.51 billion, subject to customary closing conditions (the “Arysta Acquisition”). There can be no assurance that the proposed Arysta Acquisition will close, or be completed in the time frame, on the terms or in the manner currently anticipated.

Platform voluntarily filed the Original Form 8-K with Platform’s unaudited pro forma combined consolidated balance sheet of Platform as of June 30, 2014 and the related unaudited pro forma combined consolidated statement of operations of Platform for the six month period ended June 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the Arysta Acquisition, the previously-announced acquisition by Platform of the agrochemicals business, Chemtura AgroSolutions, of Chemtura Corporation (the “CAS Acquisition) and the related financings (the “Pro Forma Financial Information”). For the year ended December 31, 2013, the Pro Forma Financial Information was also giving effect to the acquisition of MacDermid Holdings, LLC completed on October 31, 2013 (the “MacDermid Acquisition”) and the related financings.

The purpose of this Amendment No. 1 is to amend the Original Form 8-K by filing revised Pro Forma Financial Information reflecting revisions to certain pro forma adjustments contained in the Pro Forma Financial Information. A copy of the revised Pro Forma Financial Information is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01. Other than as set forth above, no other changes have been made to the Original Form 8-K. This Amendment No. 1 speaks as of the filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Original Form 8−K except as stated above.

Item 9.01  Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Exhibit Title
99.1
Revised unaudited pro forma combined consolidated balance sheet of Platform as of June 30, 2014 and related revised unaudited pro forma combined consolidated statement of operations of Platform for the six month period ended June 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the Arysta Acquisition, the CAS Acquisition and the related financings. For the year ended December 31, 2013, such pro forma financial information is also giving effect to the MacDermid Acquisition and the related financings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

November 21, 2014	By:	/s/ Frank J. Monteiro
	Name:	Frank J. Monteiro
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1
Revised unaudited pro forma combined consolidated balance sheet of Platform as of June 30, 2014 and related revised unaudited pro forma combined consolidated statement of operations of Platform for the six month period ended June 30, 2014 and the year ended December 31, 2013, in each case giving effect on a pro forma basis to the Arysta Acquisition, the CAS Acquisition and the related financings. For the year ended December 31, 2013, such pro forma financial information is also giving effect to the MacDermid Acquisition and the related financings.